UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022 (May 12, 2022)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on May 12, 2022.

Proposal 1 – Election of Directors

Shareholders elected the following directors to serve for a one-year term, by the following count:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas D. Bell, Jr.	170,251,472	4,925,302	470,540	30,633,005
Mitchell E. Daniels, Jr.	158,383,802	16,061,674	1,201,838	30,633,005
Marcela E. Donadio	170,377,435	4,969,068	300,811	30,633,005
John C. Huffard, Jr.	173,882,460	1,391,427	373,427	30,633,005
Christopher T. Jones	169,590,755	5,503,277	553,282	30,633,005
Thomas C. Kelleher	173,360,578	1,919,020	367,716	30,633,005
Steven F. Leer	150,124,373	24,978,046	544,895	30,633,005
Michael D. Lockhart	168,070,918	7,131,172	445,224	30,633,005
Amy E. Miles	168,468,702	6,689,620	488,992	30,633,005
Claude Mongeau	172,571,823	2,715,162	360,329	30,633,005
Jennifer F. Scanlon	170,069,811	5,091,089	486,414	30,633,005
Alan H. Shaw	172,616,473	2,686,160	344,681	30,633,005
James A. Squires	171,424,430	3,840,622	382,262	30,633,005
John R. Thompson	167,564,994	7,528,015	554,305	30,633,005

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for 2022, by the following count:

Votes For	Votes Against	Abstentions
192,763,410	13,204,669	312,240

Proposal 3 – Advisory Resolution on Executive Compensation (“Say on Pay”)

Shareholders approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,866,924	12,887,467	892,923	30,633,005

Proposal 4 – Shareholder Proposal Regarding Reducing the Percentage of Shareholders Required to Call a Special Meeting

Shareholders did not approve a shareholder proposal regarding reducing the percentage of shareholders required to call a special meeting, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,309,431	96,519,130	818,753	30,633,005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  May 16, 2022